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CUSIP Number 92827J106

SPECIMEN ORGANIZED UNDER THE LAWS OF THE STATE OF NEVADA, DECEMBER 15, 2001

VIRTUALLOT, INC.

CAPITAL STOCK: 100,000,000 SHARES COMMON STOCK @ $.0001 PAR VALUE. FULLY PAID AND NON-ASSESSABLE

THIS CERTIFIES THAT________________________________ is the registered holder of___________________ SHARES OF THE CAPITAL STOCK OF VIRTUALLOT, INC.., transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by its duly authorized officer and the facsimile corporate seal to be duly affixed hereto.

DATED:

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SECRETARY CHAIRMAN OF THE BOARD AND PRESIDENT

/S/ FRANK CRNKOVICH /S/ FRANK CRNKOVICH

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FRANK CRNKOVICH FRANK CRNKOVICH

The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common UNIF GIFT MIN ACT-- as Custodian under

Uniform Gifts to Minors Act

TEN ENT -- as tenants by the entireties JT TEN -- as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For Value Received, ___________________________ hereby sell, assign and transfer unto:

______________________________

______________________________

______________________________

(Please print or typewrite name and address, including zip code, of assignee.)

Please insert social security or other identifying number of assignee

________________________________

Dated: ________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.